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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 30, 2002

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-24571                 43-1816913
      --------                      ---------                ----------
(State or other Jurisdiction of    (Commission             (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                               -----------------
          (Former name or former address, if changed since last report)









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ITEM 5.   OTHER EVENTS
          ------------

      On October 30, 2002, Pulaski Financial Corp., the holding company for Pulaski Bank, announced its expectation for growth in earnings per share in fiscal 2003. The company also announced that Rodney Biehl has been named to the newly created position of vice president, internal audit and compliance.

      The press release announcing the expected earnings growth and the hire of Mr. Biehl is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1  Press Release dated October 30, 2002



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 30, 2002             By:/s/ William A. Donius
                                       -----------------------------------------
                                       William A. Donius
                                       President and Chief Executive Officer